[COVER PAGE]

1996 ANNUAL REPORT

CENTENNIAL
AMERICA FUND, L.P.
---------------------------------------

December 31, 1996

RA0870.001.1296

DEAR SHAREHOLDER,

The second half of 1996 was a period of uncertainty in the fixed income markets, largely due to investor fears of rapid economic growth and accelerating inflation. The 30-year Treasury rates rose above 7% in the second quarter and remained relatively unchanged until the end of the third quarter. That's when the negative investor sentiment that led to the market downturn in June and July began to subside.

The swing away from inflationary fears seemed complete in October with the release of economic indicators showing a firm dollar, low inflation and slow growth. When the Federal Reserve responded to these indicators with another decision to leave rates alone, it appeared that concerns about rapid growth had been overblown, and interest rates fell in response. The status quo outcome of the presidential election also aided the decline in rates, and the bond market experienced one of the most substantial post-election rallies in recent history. With continued, sustainable non-inflationary growth of around 2% to 2.5%, and long-term rates at their lowest levels since April, the economy seems to have settled into a comfortable path of neither too little nor too much growth.

This decline in long-term Treasury rates over the past few months has caused the return on money market instruments to decline marginally, but the positive inflationary situation has helped to keep yields relatively strong. Money market fund yields are usually between three and five percentage points less than the yields on long-term bonds, and typically one percentage point above inflation. Assuming that the annual inflation rate is about 2.5%, money market yields would normally be about 3.5%, while longer-term yields might be as high as 5.5%. However, the difference between money market yields and inflation is currently greater than this formula would suggest. Part of the reason for this irregularity is the successful way in which the Federal Reserve Board has fought inflation.

As we head into 1997, money market funds continue to be a highly liquid opportunity to earn steady income while protecting principal. This year, money market funds turned out to be a good investment choice for the income-oriented investor.

For the twelve months ended December 31, 1996, the Fund's compounded annualized yield was 4.62%. Without compounding, the corresponding yield was 4.52%. The seven-day annualized yields with and without compounding on December 31, 1996 were 4.66% and 4.56%, respectively.(1)

An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will maintain a stable $1.00 share price in the future.

Thank you for your confidence in Centennial America Fund, L.P. We look forward to helping you reach your investment goals in the future.

Sincerely,

/S/James C. Swain

James C. Swain
Chairman
Centennial America Fund, L.P.

/S/Bridget A. Macaskill

Bridget A. Macaskill
President
Centennial America Fund, L.P.

January 22, 1997


1. Compounded yields assume reinvestment of dividends. Past performance is not indicative of future results.

           ==========================================
           STATEMENT OF INVESTMENTS DECEMBER 31, 1996
           Centennial America Fund, L.P.

                                                                                        FACE                VALUE
                                                                                        AMOUNT              SEE NOTE 1
========================================================================================================================
U.S. GOVERNMENT AGENCIES - 97.4%
------------------------------------------------------------------------------------------------------------------------
           Federal Home Loan Bank:
           5.27%, 1/2/97                                                                $1,000,000          $   999,854
           5.38%, 1/15/97                                                                  430,000              429,100
           5.45%, 1/9/97                                                                   525,000              524,364
           5.48%, 1/23/97                                                                  890,000              887,019
           -------------------------------------------------------------------------------------------------------------
           Federal Home Loan Mortgage Corp.:
           5.21%, 2/20/97                                                                  940,000              933,198
           5.23%, 2/3/97                                                                   800,000              796,172
           5.25%, 1/30/97                                                                  500,000              497,885
           5.29%, 1/14/97                                                                  410,000              409,215
           5.37%, 3/31/97                                                                  400,000              394,690
           5.38%, 3/21/97                                                                  323,000              319,190
           5.40%, 1/17/97                                                                1,000,000              997,600
           5.45%, 1/15/97                                                                  500,000              498,940
           5.46%, 1/30/97                                                                1,000,000              995,602
           5.50%, 1/21/97                                                                  958,000              955,073
           5.60%, 1/16/97                                                                  625,000              623,542
           5.70%, 1/2/97                                                                 3,000,000            2,999,458
           -------------------------------------------------------------------------------------------------------------
           Federal National Mortgage Assn.:
           5.18%, 5/2/97                                                                   700,000              687,813
           5.22%, 3/17/97                                                                  500,000              494,563
           5.22%, 3/6/97                                                                   195,000              193,190
           5.30%, 3/13/97                                                                1,000,000              989,547
           5.50%, 1/13/97                                                                  900,000              898,350
           -------------------------------------------------------------------------------------------------------------
           Student Loan Marketing Assn., guaranteeing commercial
           paper of:
           New Hampshire Higher Education Loan Corp. Commercial
           Paper Nts., Series 1995A, 5.40%, 1/17/97                                        900,000              897,840
           Secondary Market Services, Inc. Education Loan
           Revenue Nts., Series 1995A, 5.28%, 1/6/97                                       753,000              752,448
                                                                                                            ------------

           Total U.S. Government Agencies (Cost $18,174,653)                                                 18,174,653

========================================================================================================================
REPURCHASE AGREEMENT - 1.6%
------------------------------------------------------------------------------------------------------------------------
           Repurchase agreement with Goldman, Sachs & Co., 6.52%, dated
           12/31/96, to be repurchased at $300,109 on 1/2/97, collateralized by
           U.S. Treasury Nts., 7.875%, 11/15/04,
           with a value of $306,094 (Cost $300,000)                                        300,000              300,000

           -------------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS, AT VALUE                                                       99.0%           18,474,653
           -------------------------------------------------------------------------------------------------------------
           OTHER ASSETS NET OF LIABILITIES                                                    1.0               186,744
                                                                                            -------         ------------
           NET ASSETS                                                                        100.0%         $18,661,397
                                                                                            =======         ============

           See accompanying Notes to Financial Statements.


                          =====================================================
                          STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 1996
                          Centennial America Fund, L.P.


========================================================================================================================
ASSETS                    Investments, at value  - see accompanying statement                               $18,474,653
                          ----------------------------------------------------------------------------------------------
                          Cash                                                                                   12,066
                          ----------------------------------------------------------------------------------------------
                          Receivables:
                          Shares of beneficial interest sold                                                    434,099
                          Interest                                                                                   54
                          ----------------------------------------------------------------------------------------------
                          Other                                                                                   5,248
                                                                                                            ------------
                          Total assets                                                                       18,926,120

========================================================================================================================
LIABILITIES               Payables and other liabilities:
                          Shares of beneficial interest redeemed                                                239,338
                          Service plan fees                                                                       8,385
                          Shareholder reports                                                                     4,636
                          Dividends                                                                               1,712
                          Other                                                                                  10,652
                                                                                                            ------------
                          Total liabilities                                                                     264,723

========================================================================================================================
NET ASSETS                                                                                                  $18,661,397
                                                                                                            ============

========================================================================================================================
COMPOSITION OF            Paid-in capital - applicable to 18,661,397 shares of beneficial
NET ASSETS                interest outstanding                                                              $18,661,397
                                                                                                            ============

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE                                                    $1.00
                                                                                                                  ======

                                See accompanying Notes to Financial Statements.

                          ==========================================
                          STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1996
                          Centennial America Fund, L.P.


========================================================================================================================
INVESTMENT INCOME         Interest                                                                          $   914,907

========================================================================================================================
EXPENSES                  Management fees - Note 3                                                               76,514
                          ----------------------------------------------------------------------------------------------
                          Service plan fees - Note 3                                                             32,946
                          ----------------------------------------------------------------------------------------------
                          Shareholder reports                                                                    12,293
                          ----------------------------------------------------------------------------------------------
                          Legal and auditing fees                                                                 6,996
                          ----------------------------------------------------------------------------------------------
                          Registration and filing fees                                                            4,884
                          ----------------------------------------------------------------------------------------------
                          Transfer and shareholder servicing agent fees - Note 3                                  4,861
                          ----------------------------------------------------------------------------------------------
                          Custodian fees and expenses                                                             3,315
                          ----------------------------------------------------------------------------------------------
                          Managing General Partners' fees and expenses                                            2,110
                          ----------------------------------------------------------------------------------------------
                          Insurance expenses                                                                      1,569
                          ----------------------------------------------------------------------------------------------
                          Other                                                                                     444
                                                                                                            ------------
                          Total expenses                                                                        145,932

========================================================================================================================
NET INVESTMENT INCOME                                                                                           768,975

========================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                        $   768,975
                                                                                                            ============

                          ===================================
                          STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED DECEMBER 31,
                                                                                          1996              1995
========================================================================================================================
OPERATIONS                Net investment income                                           $   768,975       $   350,917
                          ----------------------------------------------------------------------------------------------
                          Net realized gain                                                        --             8,197
                                                                                          ------------------------------
                          Net increase in net assets resulting from operations                768,975           359,114

========================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS
TO SHAREHOLDERS                                                                              (777,172)         (350,917)

========================================================================================================================
BENEFICIAL INTEREST       Net increase in net assets resulting from
TRANSACTIONS              beneficial interest transactions - Note 2                         7,567,914         4,892,850

========================================================================================================================
NET ASSETS                Total increase                                                    7,559,717         4,901,047
                          ----------------------------------------------------------------------------------------------
                          Beginning of period                                              11,101,680         6,200,633
                                                                                          ------------------------------
                          End of period                                                   $18,661,397       $11,101,680
                                                                                          ==============================

                             See accompanying Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
Centennial America Fund, L.P.

                                                 Year Ended December 31,
                                                     1996             1995             1994             1993             1992
================================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                 $1.00            $1.00            $1.00            $1.00            $1.00
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations - net
investment income and net realized gain                .05              .04              .03              .02              .03
Dividends and distributions to shareholders           (.05)            (.04)            (.03)            (.02)            (.03)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $1.00            $1.00            $1.00            $1.00            $1.00
                                                     ===========================================================================
================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(1)                  4.69%            4.56%            2.91%            2.23%            3.92%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)             $18,661          $11,102          $6,201           $4,349           $5,253
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $16,998          $ 7,862          $5,693           $4,780           $5,323
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                4.52%            4.48%            2.89%            2.22%            3.64%
Expenses, before voluntary reimbursement by
the Manager                                          0.86%            1.48%            1.47%            1.34%            1.86%
Expenses, net of voluntary reimbursement by
the Manager                                          N/A              N/A              N/A              1.13%            0.60%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only.


See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Centennial America Fund, L.P.


1.  SIGNIFICANT ACCOUNTING POLICIES
Centennial America Fund, L.P. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund is organized as a limited partnership and issues one class of shares, in the form of limited partnership interests. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to limited partnerships. As a limited partnership, the Fund is not subject to U.S. federal income tax, and the character of the income earned and capital gains or losses realized by the Fund flows directly through to shareholders. Therefore, no federal income or excise tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Fund may withhold dividends or make distributions of net realized gains.

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.  SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                      YEAR ENDED DECEMBER 31, 1996              YEAR ENDED DECEMBER 31, 1995
                                      --------------------------------          ----------------------------
                                      SHARES                AMOUNT                SHARES            AMOUNT
Sold                                     51,127,626         $51,127,626            32,857,284       $32,857,284
Dividends and distributions
reinvested                                  749,505             749,505               326,936           326,936
Redeemed                                (44,309,217)        (44,309,217)          (28,291,370)      (28,291,370)
                                        ------------        ------------          ------------      ------------
  Net increase                            7,567,914         $ 7,567,914             4,892,850       $ 4,892,850
                                        ============        ============          ============      ============

Centennial America Fund, L.P.


3.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.45% on the first $500 million of net assets and 0.40% on net assets in excess of $500 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

Shareholder Services, Inc. (SSI), a subsidiary of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Under an approved plan of distribution, the Fund expends 0.20% of its net assets annually to reimburse Centennial Asset Management Corporation, a subsidiary of the Manager, for costs incurred in distributing shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions.

INDEPENDENT AUDITORS' REPORT
Centennial America Fund, L.P.


The Managing General Partners and Shareholders of
Centennial America Fund, L.P.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Centennial America Fund, L.P. as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1996 and 1995 and the financial highlights for the period January 1, 1992 to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Centennial America Fund, L.P. at December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

Denver, Colorado
January 22, 1997

FEDERAL INCOME TAX INFORMATION (Unaudited)
Centennial America Fund, L.P.


In early 1997 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

None of the dividends paid by the Fund during the fiscal year ended December 31, 1996 are eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

CENTENNIAL AMERICA FUND, L.P.

OFFICERS AND MANAGING GENERAL PARTNERS
James C. Swain, Managing General Partner and Chairman
Bridget A. Macaskill, President
Robert G. Avis, Managing General Partner
William A. Baker, Managing General Partner
Charles Conrad, Jr., Managing General Partner
Raymond J. Kalinowski, Managing General Partner
C. Howard Kast, Managing General Partner
Robert M. Kirchner, Managing General Partner
Ned M. Steel, Managing General Partner
George C. Bowen, Vice President, Treasurer and Assistant Secretary Andrew J. Donohue, Vice President and Secretary
Dorothy G. Warmack, Vice President
Carol E. Wolf, Vice President
Arthur J. Zimmer, Vice President
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

INVESTMENT ADVISER
OppenheimerFunds, Inc.

DISTRIBUTOR
Centennial Asset Management Corporation

SUB-DISTRIBUTOR
OppenheimerFunds Distributor, Inc.

TRANSFER AND SHAREHOLDER SERVICING AGENT
Shareholder Services, Inc.

CUSTODIAN OF PORTFOLIO SECURITIES
Citibank, N.A.

INDEPENDENT AUDITORS
Deloitte & Touche LLP

LEGAL COUNSEL
Myer, Swanson, Adams & Wolf, P.C.


This is a copy of a report to shareholders of Centennial America Fund, L.P. This report must be preceded or accompanied by a Prospectus of Centennial America Fund, L.P. For material information concerning the Fund, see the Prospectus.

For shareholder servicing call:
1-800-525-9310 (in U.S.)
303-671-3200 (outside U.S.)

Or write:
Shareholder Services, Inc.
P.O. Box 5143
Denver, CO  80217-5143